Exhibit 10.2

AMENDMENT TO LOAN DOCUMENTS

This Amendment to Loan Documents is made as of January 1, 2009, by and between Celldex Therapeutics, Inc. successor in interest to Avant Immunotherapeutics, Inc. (“Borrower”) and MASSACHUSETTS DEVELOPMENT FINANCE AGENCY, a body politic and corporate created under Massachusetts General Laws Chapter 23G (“Lender”).

Recitals

A.                                   Borrower made a Promissory Note payable to Lender dated December 22, 2003, in the original principal amount of $1,104,000.00 as decreased in November 2004 to $904,000.00 (the “Note”).

B.                                     To further evidence and to secure the Note, the Borrower entered into certain loan documents also dated December 22, 2003, including, without limitation, a Security Agreement: Equipment (the “Security Agreement”), and certain other documents evidencing and securing the Note (collectively, the “Loan Documents”).

C.                                     Whereas, on October      , 2008, Avant Immunotherapeutics, Inc. changed its name to Celldex Therapeutics, Inc.

D.                                    Lender and Borrower have agreed to amend the Note by an amendment of even date herewith to reflect the name change of the Borrower (the “Note Amendment”).

E.                                      Borrower and Lender have agreed to amend the Loan Documents to reflect the amendment of the Note as set forth in the Note Amendment.

Now, therefore, in consideration of the making of the loan evidenced by the Note and the amendment of the terms thereof and other valuable consideration, Lender and Borrower hereby agree as follows:

1.                                       All references in the Loan Documents to the “Borrower” shall mean Celldex Therapeutics, Inc.

2.                                       All references to the Note or any similar term shall mean the Note as amended by the Note Amendment.

Borrower further ratifies, affirms, represents and acknowledges for the benefit of Lender, as follows:

All terms, provisions, agreements, covenants, and assignments in the Loan Documents, as amended hereby, are ratified and affirmed by Borrower.

All representations and warranties contained in the Loan Documents remain true as of the date hereof.

The Borrower acknowledges that its obligations under the Loan Documents, as amended hereby, remain in full force and effect and that the collateral described therein continues to secure the Loan and the Note as amended by the Note Amendment. This amendment does not in any manner release the Borrower from its obligations under the Loan Documents nor does this amendment in any manner cancel, terminate, or impair the status or priority of any of the terms of the Loan Documents or the liens or security interests granted to the Lender thereunder.

Executed as a sealed instrument as of the date first set forth above.

Witnesses:	CELLDEX THERAPEUTICS, INC.

/s/ [ILLEGIBLE]	By:	/s/ Avery W. Catlin
		Name:	Avery W. Catlin
		Title:	SVP and CFO

MASSACHUSETTS DEVELOPMENT FINANCE AGENCY

/s/ Lisa A. Aylwn	By:	/s/ Laura L. Canter
		Name:	Laura L. Canter
		Title:	Executive Vice President Finance Programs